Exhibit 99.1
Pharmacokinetics of Oral
Lisdexamfetamine Dimesylate (LDX; NRP
104) Versus d-Amphetamine Sulfate in
 Healthy Adults With a History of
Stimulant Abuse
(NRP104.A01)
Donald Jasinski
The Johns Hopkins University, Baltimore, MD
Suma Krishnan
New River Pharmaceuticals, Blacksburg, VA

■
d-amphetamine covalently bonded to l-lysine
■
Pharmacologically inactive until cleaved via rate-limiting hydrolysis
■
Resistant to manipulation and difficult to extract d-amphetamine
LDX
(lisdexamfetamine dimesylate)

■
To determine safety and tolerability of single oral dose of lisdexamfetamine dimesylate (LDX) in 12 healthy adults with histories of stimulant abuse
■
To compare PK profile of LDX with d- amphetamine and placebo
■
To determine safe and tolerable dosing for further study
Protocol Objectives

■
Partially randomized, single-blind, dose-escalation study; Subjects on inpatient unit at least 14 days
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Subjects met DSM-IV criteria for stimulant abuse;
■
Screening for medical and psychiatric histories; naloxone challenge included
Design and Methodology

Placebo
LDX 30 mg, 50 mg, 70 mg, 100 mg
d-amphetamine sulfate 40 mg
Cohort 1
N = 4
Placebo
LDX 50 mg, 70 mg, 100 mg, 130 mg
d-amphetamine sulfate 40 mg
Cohort 2
N = 4
Placebo
LDX 70 mg, 100 mg, 130 mg, 150 mg
d-amphetamine sulfate 40 mg
Cohort 3
N = 4
Design and Methodology
■
Minimum dosing interval: 48 h
■
d-amphetamine and placebo interspersed in random order
■
Fasting: 10 h overnight before dosing; ≥4 h after dosing
■
Each dosing day: vital sign measures assessed and blood drawn before dosing; 0.5, 1, 1.5, 2, 3, 4, 5, 6, 9, 12, 16, 24 h after dosing

■
12 subjects were given at least 1 dose
■
11 subjects completed the study
■
1 subject was discontinued due to “reactive hypertension” after 2nd dose of d-amphetamine sulfate 40 mg
Patient Disposition

d-amphetamine sulfate 40 mg and
lisdexamfetamine dimesylate contain equal molar amounts of
d-amphetamine base

120
100
80
60
40
20
0
ng/mL
0
1
2
4
6
12
24
Hours
Placebo
30 mg LDX
50 mg LDX
70 mg LDX
100 mg LDX
40 mg d-amp

120
100
80
60
40
20
0
ng/mL
0
1
2
4
6
12
24
Hours
Placebo
50 mg LDX
70 mg LDX
100 mg LDX
130 mg LDX
40 mg d-amp

Cohort 1
Cohort 2
Cohort 1 and Cohort 2

150
100
50
0
ng/mL
0
1
2
4
6
12
24
Hours
Placebo
70 mg LDX
100 mg LDX
130 mg LDX
150 mg LDX
40 mg d-amp

Cohort 3

	LDX 100 mg		d-amphetamine sulfate 40 mg

Cohort	Tmax d-amp (hours)	Cmax d-amp (ng/mL)	Tmax d-amp (hours)	Cmax d-amp (ng/mL)
1	3.78	81.9	2.74	109.0
2	4.25	85.0	2.75	87.5
3	3.98	104.0	1.88	111.0
Pharmacokinetics by Cohort

Results
■
Dose appeared to attenuate between 130 to 150 mg of lisdexamfetamine
■
Doses to 150 mg lisdexamfetamine safe and tolerable for further study
■
Prolonged absorption phase as result of rate limiting hydrolysis

A Double-Blind, Randomized, Placebo
and Active-Controlled, Six-Period
Crossover Study to Evaluate the
Likeability, Safety, and Abuse Liability of
NRP 104 in Healthy Adult Volunteers
with Histories of Stimulant Abuse
(NRP104.A03)

Design and Methods
■
30 male and 6 female stimulant abusers
■
Six 6X6 balanced Latin squares for crossover design
■
Primary variable is maximum score on VAS scale to item “ How much do you like the drug effects you are feeling now?”

Drug and doses given orally
■
Placebo
■
40 mg d-amphetamine (Schedule II)
■
200 mg diethylpropion (Schedule IV)
■
Pro-drug
■
Subjective and behavioral effects comparable to d-amphetamine 40 mg
■
lisdexamfetamine
■
50 mg   (base = d-amp 20 mg)
■
100mg  (base = d-amp 40 mg)
■
150 mg  (base = d-amp 60 mg)

Dependent Variable: Do you like the drug effect you are feeling now?
Drug (I)	Drug (J)	Mean Difference (I – J)	Std. Error	Significance	95% Conf. Interval ( Lower Bound)
d-amphetamine 40mg	Placebo	4.53*	1.148	< 0.001	1.94
diethylpropion 200mg	Placebo	4.03*	1.148	0.001	1.44
LDX 100mg	Placebo	2.14	1.148	0.113	-0.45
Based on observed means
* - The mean difference is significant at the 0.05 level
Primary Endpoint:
Peak Liking Score

Dependent Variable:Do you like the drug effect you are feeling now?
Drug (I)	Drug (J)	Mean Difference (I – J)	Std. Error	Significance	95% Conf. Interval ( Lower Bound)
LDX 50mg	Placebo	1.97	1.148	0.148	-0.61
LDX 100mg	Placebo	2.14	1.148	0.113	-0.45
LDX 150mg	Placebo	6.06*	1.148	0.001	3.47
Based on observed means
* - The mean difference is significant at the 0.05 level
Primary Endpoint:
Peak Liking Score

■
d-amphetamine and diethylpropion
■
1.5 to 2 hours
■
NRP104
■
3 to 4 hours
Peak Liking Scores

Top Line Results
■
LDX attenuates onset and intensity of liking effects
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Liking effects of LDX 50 and 100mg not significantly different than placebo
■
Liking effects of LDX 150 mg greater than placebo but similar to d-amphetamine and diethylpropion however mean peak effect delayed

Top Line Results
■
Rate limited hydrolysis of LDX in humans
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Pro-drug attenuates onset and intensity of amphetamine like effects
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Attenuated Liking Scale scores
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Less reinforcing than equivalent d-amphetamine or diethylpropion
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Contribute to lesser abuse potential